EQUINOX FUNDS TRUST
(The “Trust”)

Equinox IPM Systematic Macro Fund (the “Fund”)

Supplement dated December 18, 2019 to the Prospectus and Statement of Additional Information of the Fund dated November 1, 2019

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The Board of Trustees of the Trust has approved a plan to liquidate and terminate the Fund, effective immediately. The plan of liquidation provides that the Fund will cease its business, liquidate its assets and distribute its liquidation to all of the Fund’s shareholders of record. Final liquidation of the Fund is expected to occur on or about January 17, 2020, or sooner in the event that shareholders fully redeem their shares prior to January 17, 2020.

The Fund will cease accepting purchase orders and will be closed to all new and existing investors on December 18, 2019.

Shareholders of the Fund may redeem their shares at any time prior to the liquidation date. If a shareholder has not redeemed his or her shares by the liquidation date, the shareholder’s shares automatically will be redeemed and proceeds will be sent to the shareholder of record. Liquidation proceeds will be paid in cash at the Fund’s applicable net asset value per share.

As the liquidation of the Fund approaches, the Fund will cease to pursue its investment objective and the Fund’s investment adviser is expected to increase the portion of the Fund’s assets held in cash and similar investments and reduce maturities of non-cash investments in order to prepare for orderly liquidation and to meet anticipated redemption requests. This may adversely affect the Fund’s performance. The impending liquidation of the Fund may result in large redemptions, which could adversely affect the Fund’s expense ratio, although existing contractual fee waivers will be maintained.

The redemption of shares held by a shareholder in anticipation of or as part of the liquidation generally will be considered a taxable event. Prior to final liquidation, the Fund may make distributions of income and capital gains. These distributions will have the tax and other consequences described in the Fund’s prospectus and statement of additional information. A shareholder should consult with the shareholder’s tax advisor to discuss the Fund’s liquidation and the tax consequences to the shareholder.

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Please retain this Supplement with the Prospectus and Statement of Additional Information for Future Reference.